Commitments and Contingencies	12 Months Ended
Mar. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
18 - Commitments and Contingencies
Litigation
From time to time, the Company is party to litigation and other legal proceedings in the ordinary course of business. Because the results of any litigation or other legal proceedings are uncertain, our financial position, results of operations or cash flows could be materially affected by an unfavorable resolution of one or more of these proceedings, claims, or demands. However, management does not currently believe the ultimate resolution of any pending legal matters is reasonably possible to have a material adverse effect on the Company’s financial position, results of operations or cash flows. The Company accrues for loss contingencies when it is both probable that it will incur the loss and when the Company can reasonably estimate the amount of the loss or range of loss. In the fiscal year ended March 31, 2023, the Company recorded a loss contingency related to an offer made by the Company to pay $40.0 million in respect of ongoing contractual disputes between the Company and a non-top five customer. That particular customer’s claims arose from a contract dating to a very early period in the Company’s history and that contract is both non-standard and significantly dissimilar from other customers’ contracts. On September 15, 2023, the Company reached an agreement, in which both parties resolved all contractual disputes and reached a mutual understanding of the contractual rights and obligations under the licensing arrangement. As a result, no amount of cash was paid by the Company to the customer with such agreement. The settlement agreement provided alignment of the rights and obligations which were previously agreed with the non-top five customer. In the fiscal year ended March 31, 2024, the liability for litigation was reversed resulting in a reduction of selling, general and administrative expenses by $40.0 million.
No other material amounts related to litigation settlements were recognized in the fiscal years ended March 31, 2025, 2024 and 2023.
Purchase Obligations
In the normal course of business, we contract with various third-party service providers for systems and services to perform certain day-to-day business activities. The Company enters into non-cancelable purchase commitments for cloud computing web services, data centers, software, license and services. As of March 31, 2025, the Company had outstanding non-cancelable purchase obligations of approximately $912 million with a remaining term of 12 months or longer for periods through 2035.
Arduino Guarantee
As of March 31, 2025 and 2024, the Company is guarantor for a $5.4 million and $5.4 million, respectively, credit facility available to Arduino and no claims have been made against the guaranty. The guaranty expires in February 2026.